SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549




FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT



Date of report (Date of earliest event reported):  August 7, 2000



DIGITAL CREATIVE DEVELOPMENT CORPORATION
(formerly ARTHUR TREACHER'S, INC.)

____________________________________________________
(Exact Name of Registrant as Specified in Charter)



    UTAH			         0-22315			         34-1413104
-------------	      	---------------			---------------
(State or Other   	(Commission File Number)	     (IRS Employer
Jurisdiction of Incorporation)		   		     Identification No.)


7400 BAYMEADOWS WAY, SUITE 300, JACKSONVILLE FLA. 32256
	_______________________________			        ________
  (Address of Principal Executive Offices)	            (Zip Code)


Registrant's telephone number, including area code:  (904) 739-1200)

Item 5.	Other Events.


	Arthur Treacher's, Inc. (the "Company") has changed its name to Digital Creative Development Corporation, as described in the Press Release Dated August 7, 2000 attached hereto as an Exhibit.


Item 7.	Financial Statements and Exhibits


(c) Exhibits:

99.1	Press Release dated August 7, 2000.



SIGNATURES


	Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


August 11, 2000				Digital Creative Development Corporation
						   (formerly Arthur Treacher's, Inc.)


						By:  /s/ William Saculla, President
				      William Saculla, President






EXHIBIT INDEX


99.1 Press Release Dated August 7, 2000



FOR IMMEDIATE RELEASE

DIGITAL CREATIVE DEVELOPMENT CORPORATION ANNOUNCES APPROVAL OF NAME AND TICKER SYMBOL CHANGES

Securities and Exchange Commission Approves Previously Announced Name Change; Company to Trade Under the Symbol DCDC

NEW YORK, NY, August 7, 2000 - Digital Creative Development Corporation (DC2) today announced that the Securities and Exchange Commission has approved its previously announced name change to Digital
Creative Development Corporation.  In addition, effective
August 8, 2000, at the
market open, the Company's
stock will begin trading under the new symbol NASDAQ OTC/BB: DCDC.

"This formal recognition of DC2 is a crucial step as we continue to develop our innovative, two-part business model wherein the Company will invest in exciting traditional entertainment content companies with a focus on Broadband distribution and Internet content opportunities," said Ralph Sorrentino, President and CEO of DC2. "The Company is committed to investing in and acquiring companies which provide comprehensive
Internet-related services to a variety of entertainment and other businesses seeking to position themselves for the new world of entertainment. DC2's strategy is to exploit the convergence of the Internet - and more importantly, Broadband - with traditional entertainment."

About Digital Creative Development Corporation
Digital Creative Development Corporation's strategy is to acquire and invest in entertainment content companies, with a focus on broadband content delivery, and to provide a comprehensive array of Internet-related business-to-business services. The Company also operates the Arthur Treacher's restaurant chain as a separate unit.

Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, such as quarterly fluctuations in operating results, the timely availability of new products, financing risks, the impact of competitive products and pricing, and other risks detailed in filings with the Securities and Exchange Commission, including the Arthur Treacher's Inc. Form 10-K for the fiscal year ended June 30, 1999. These risks and uncertainties could cause actual results to differ materially from any forward-looking statements made in this press release.

*  *  *
CONTACTS:
Brainerd Communicators, Inc.
212-986-6667
Jeff Majtyka/Ryan Barr - Investor Contacts
Kim Holt - Press Contact


Document #: 12501